Other receivables and other payables	12 Months Ended
Dec. 31, 2021
Other receivables and other payables [Abstract]
Other receivables and other payables
22. Other receivables and other payables

Significant accounting judgements and estimates
Expected future cash flows used to determine the carrying value of the other payables (namely the Deferred Payment, right of recovery payable, Marikana dividend obligation and contingent consideration) and the right of recovery receivable are inherently uncertain and could materially change over time. The expected future cash flows are significantly affected by a number of factors including reserves and production estimates, together with economic factors such as the expected commodity price, currency exchange rates, and estimates of production costs, future capital expenditure and discount rates.
Accounting policy
Financial instruments included in other receivables are categorised as financial assets measured at amortised cost and those included in other payables are categorised as other financial liabilities as applicable. These assets and liabilities are initially recognised at fair value. Subsequent to initial recognition, financial instruments included in other receivables and other payables are measured at amortised cost, except where fair value through profit or loss measurement is appropriate (for example, contingent consideration and derivative financial instruments).
Reimbursements, such as rehabilitation reimbursements from other parties are not financial instruments, and are recognised as a separate asset where recovery is virtually certain. The amount recognised is limited to the amount of the relevant rehabilitation provision. If the party that will make the reimbursement cannot be identified, then the reimbursement is generally not virtually certain and cannot be recognised. If the only uncertainty regarding the recovery relates to the amount of the recovery, the reimbursement amount often qualifies to be recognised as an asset.
Other receivables and payables that do not arise from contractual rights and obligations, such as receivables on rates and taxes, are recognised and measured at the amount expected to be received or paid.

22.1 Other receivables

Figures in million – SA rand	2021	2020	2019
Right of recovery receivable	319	340	187
Rates and taxes receivable	106	105	103
Pre-paid royalties	336	364	393
Palladium hedge derivative asset	286	—	—
Other	127	49	52
Total other receivables	1,174	858	735
Reconciliation of the non-current and current portion of the other receivables:
Other receivables	1,174	858	735
Current portion of other receivables	(523)	(37)	(51)
Non-current portion of other receivables	651	821	684
22.2 Other payables

Figures in million – SA rand	2021	2020	2019
Deferred Payment (related to Rustenburg operations acquisition)	6,920	4,355	2,826
Contingent consideration (related to SFA (Oxford) acquisition)	100	88	56
Right of recovery payable	32	39	79
Deferred consideration (related to Pandora acquisition)	400	308	276
Marikana dividend obligation	1,539	—	—
Other	373	367	212
Total other payables	9,364	5,157	3,449
Reconciliation of the non-current and current portion of the other receivables:
Other payables	9,364	5,157	3,449
Current portion of other payables	(4,765)	(2,246)	(761)
Non-current portion of other payables	4,599	2,911	2,688
Right of recovery receivable and payable
Based on the first and second Notarial Pooling and Sharing agreements (PSAs) with Anglo American Platinum, Kroondal (previously Aquarius Platinum (South Africa) Proprietary Limited) holds a contractual right to recover 50% of the rehabilitation obligation relating to environmental rehabilitation resulting from PSA operations from RPM (subsidiary of Anglo American Platinum), where this rehabilitation relates to property owned by Kroondal Operations. Likewise RPM holds a contractual right to recover 50% of the rehabilitation obligation relating to environmental rehabilitation resulting from PSA operations from Kroondal Operations, where the rehabilitation relates to property owned by RPM. With respect to the opencast section of the Marikana mine that is on Kroondal Operations’ property, RPM have limited the contractual liability to approximately R194 million (2020: R185 million, 2019: R179 million), being a negotiated liability in terms of an amendment to the second PSA.
Deferred Payment (related to Rustenburg operations acquisition)
In terms of the Rustenburg operations transaction, the purchase consideration includes a Deferred Payment, calculated as being equal to 35% of the distributable free cash flow generated by the Rustenburg operation over a six year (1 January 2017 to 31 December 2022) period from inception (latest of transaction closing or 1 January 2017), subject to a minimum payment of R3.0 billion. The distributable free cash flow has been derived from forecast cash flow models. These models use several key assumptions, including estimates of future sales volumes, PGM prices, operating costs and capital expenditure.
The Deferred Payment movement for the year is as follows:

Figures in million – SA rand	Note	2021	2020	2019
Balance at the beginning of the year		4,355	2,826	2,206
Interest charge	5.2	158	187	179
Payment of Deferred Payment		(2,246)	(739)	(283)
Loss on revised estimated cash flows[1]		4,653	2,081	724
Balance at end of the year		6,920	4,355	2,826
[1] The loss on revised estimated cash flows for the year ended 31 December 2021 is primarily as a result of changes in the life-of-mine, changes in price inputs for 2022 life-of-mine and a significant increase in the FY2021 actual profitability compared to the 2021 life-of-mine due to the high price environment that existed in FY2021, which will impact the FY2022 payment
Deferred consideration (related to Pandora acquisition)
Lonmin acquired the remaining 50% stake in Pandora Joint Venture in 2017. The purchase price included a deferred and contingent consideration element. The deferred payment element represents a minimum consideration of R400 million, which is settled through a cash payment based on 20% of the distributable free cash flows generated from the Pandora E3 operations on an annual basis for a period of 6 years, ending on 30 November 2023. The fair value of the deferred consideration at acquisition of Lonmin by the Group was determined using the present value of the future cash flows at a discount rate of 12.5%. The contingent consideration element is based on the extent to which 20% of the distributable free cash flows exceed R400 million. This element was valued at R124 million at 31 December 2021. The distributable free cash flow has been derived from forecast cash flow models. These models use several key assumptions, including estimates of future sales volumes, PGM prices, operating costs and capital expenditure.
The Pandora deferred consideration movement for the year is as follows:

Figures in million – SA rand	Note	2021	2020	2019
Balance at the beginning of the year		308	276	—
Deferred consideration on acquisition of subsidiary		—	—	235
Interest charge	5.2	54	49	41
Loss on revised estimated cash flows		123	—	—
Payment made		(85)	(17)	—
Balance at end of the year		400	308	276
Marikana dividend obligation
The Marikana dividend obligation relates to amounts payable to other shareholders through the Incwala Platinum holding structure. The obligation is classified as a financial liability measured at amortised cost. At year end the dividend obligation, except for the discount rates of 11.64% (EPL) and 11.71% (WPL) which remains consistent over the life of the obligation, was measured applying the same assumptions as set out in note 6.6. Refer note 6.6 for additional detail regarding the Marikana B-BBEE transaction.
The following table summarises the changes in the Marikana dividend obligation:

Figures in million – SA rand	Notes	2021	2020	2019
Balance at the beginning of the year		—	—	—
Initial recognition of the Marikana dividend obligation		1,146	—	—
Interest - unwinding of amortised cost	5.2	87	—	—
Loss on revised estimated cash flows[1]	7	468	—	—
Payments made		(162)	—	—
Balance at end of the year		1,539	—	—
[1] The loss on revised estimated cash flow is primarily as a result of an increase in the long-term PGM basket price
Fair value of other receivables and other payables
Due to the approaches applied in calculating the carrying values as described above, the fair values approximate the carrying value (refer note 36.1).
Market risk
The Deferred Payment relating to Rustenburg, the deferred consideration relating to Pandora and the Marikana dividend obligation are sensitive to changes in the 4E basket price. A one percentage point increase in the 4E basket price would have impacted profit or loss by R101 million (2020: R74 million, 2019: R96 million).
Credit risk
The carrying value of the other receivables represents the maximum credit risk exposure of the Group in relation to these receivables. The Group has reduced its exposure to credit risk by dealing with a limited number of approved counterparties (refer note 36.2